UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      June  25, 2007
                                                  ------------------------------

                                SBT Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Connecticut
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                 (State or Other Jurisdiction of Incorporation)

                000-51832                              20-4343972
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         (Commission File Number)           (IRS Employer Identification No.)


  981 Hopmeadow Street, P.O. Box 248, Simsbury, CT           06070
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     (Address of Principal Executive Offices)              (Zip Code)

                                 (860) 658-2265
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On June 25, 2007, Jane F. von Holzhausen resigned from the Board of Directors SBT Bancorp, Inc. (the "Company"), effective immediately. Mrs. von Holzhausen also resigned as Secretary of the Company as of the same date. The resignation was not due to any disagreement with the Company or its management on any matter related to the Company's operations, policies or practices.

Item 9.01   Financial Statements and Exhibits.

(d)     Exhibits

        99.1   Resignation Letter of Jane F. von Holzhausen











                                       -2-
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SBT BANCORP, INC.



                                 By: /s/ Martin J. Geitz
                                    --------------------------------
                                  Name:  Martin J. Geitz
                                  Title: President and Chief Executive Officer


Dated: June 26, 2007











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                                  EXHIBIT INDEX

Exhibit 99.1         Resignation Letter of Jane F. von Holzhausen